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                                     EXHIBIT 10.4

THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY AND WHEN
RECORDED MAIL TO:

Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, IL  60606
Attention:  Todd Stennes








                            ASSIGNMENT OF LEASES AND RENTS


                       Dated and effective as of June __, 1998


                                       between


                      [______________________________________],
                        a Delaware [________________________]
                                     as Assignor,

                                         and

                          NOMURA ASSET CAPITAL CORPORATION,
                               a Delaware corporation,
                                     as Assignee

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          THIS ASSIGNMENT OF LEASES AND RENTS (this "ASSIGNMENT") dated and effective as of the _____ day of June, 1998 made by [
                         ], a _______________________ duly organized under the
laws of the State of __________________, having an office c/o Horizon Group Properties, Inc., 5000 Hakes Drive, Norton Shores, Michigan 49441 ("ASSIGNOR") to NOMURA ASSET CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware, having an office at Two World Financial Center, Building B, New York, New York 10281-1198 ("ASSIGNEE").


                                 W I T N E S S E T H:


          WHEREAS, Assignor is the owner of a fee simple title (1) to that certain parcel of real property (the "PREMISES") described in EXHIBIT A attached hereto, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (collectively, the "PROPERTY");

          WHEREAS, Assignee, Assignor and certain other entities affiliated with Assignor (such affiliated entities and Assignor each being referred to individually as a "BORROWER" and collectively as the "BORROWERS") have entered into a certain Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Assignee has agreed to make a secured mortgage loan to the Borrowers.

          WHEREAS, pursuant to the Loan Agreement, Assignee is making a Loan to the Borrowers in the aggregate original principal amount of $
(the "LOAN") and the Borrowers have executed a promissory note in the principal
amount of $                (as the same may be amended, modified, restated,
severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE"). The Note is secured by, INTER ALIA, that certain mortgage or deed of trust, assignment of leases and rents and security agreement (as amended from time to time, the "MORTGAGE") on the Premises and Property.

          WHEREAS, it is a condition to the obligation of the Assignee to make the Loan to the Borrowers pursuant to the Loan Agreement that Assignor execute and deliver this Assignment;

          WHEREAS, Assignor and Assignee contemplate that Assignee's interest in and to, INTER ALIA, the Loan, the Note and this Assignment may be assigned by Assignee to a trustee for the benefit of all holders of the Securities issued in connection with the Securitization;

          WHEREAS, this Assignment is being given as additional security for the Loan; and

          WHEREAS, capitalized terms used in this Assignment without definition have the respective meanings assigned to such terms in the Loan Agreement or the Mortgage as the case may be, the terms of each of which are specifically incorporated by reference herein.

          NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, and additionally for the purpose of additionally securing the Debt, Assignor hereby assigns, transfers, conveys and sets over unto the Assignee, all right, title and interest of Assignor in and to (i) all Leases (as hereinafter defined) and (ii) all Rents (as hereinafter defined);

-----------------------------------
(1)  Revise for leasehold properties.

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          TO HAVE AND TO HOLD the same unto the Assignee, and its successors and assigns forever, upon the terms and conditions and for the uses hereinafter set forth.

          And Assignor hereby further agrees as follows:

          Section 1.  DEFINITIONS.

          As used herein, the following terms shall have the following meanings:

          (a) "LEASES" shall mean any and all leases, or, to the extent of the interest therein of Assignor, subleases or sub-subleases, lettings, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of the Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          (b) "RENTS" shall mean all rents, rent equivalents, monies payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, proceeds, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Assignor or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property and proceeds, if any, from business interruption or other loss of income insurance.

          Section 2.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS.

          Assignor represents, warrants and covenants to the Assignee that:

          (a) The payment of the Rents to accrue under any Lease will not be waived, released, reduced, discounted or otherwise discharged or compromised by Assignor except as permitted in the Loan Agreement. Assignor waives any rights of set off against any tenant under any Lease. Assignor agrees that it will not assign any of the Rents except to a purchaser or grantee of the Property permitted under the Loan Agreement;

          (b) Assignor has not performed, and will not perform, any acts, and has not executed, and will not execute, any instrument that would prevent Assignee from exercising its rights under this Assignment; and

          (c) Assignor hereby authorizes and directs any tenant under any of the Leases and any successor to all or any part of the interests of any such tenant to pay directly to the Collection Account Bank, in accordance with the terms of the Collection Account Agreement, the Rents due and to become due under the Leases and such authorization and direction shall be sufficient warrant to the tenant to make future payments of Rents directly to the Collection Account in accordance with the terms of the Collection Account Agreement without the necessity for further consent by the Assignor.

          Section 3.  DEFERRED EXERCISE OF RIGHTS.

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          (a)  As part of the consideration for the indebtedness evidenced by the Note, Assignor does hereby absolutely and unconditionally assign to Assignee all right, title and interest of Assignor in and to all present and future Leases and Rents, and this Assignment constitutes a present and absolute assignment and is intended to be unconditional and not as an assignment for additional security only. It is further intended that it not be necessary for Assignee to institute legal proceedings, absent any requirements of law or regulation to the contrary, to enforce the provisions hereof. Assignor hereby authorizes Assignee or its agents to collect the aforesaid Rents in accordance with the terms of the Cash Collateral Account Agreement and hereby directs each tenant of the Property to pay such Rents directly to the Collection Account, in accordance with the terms of the Cash Collateral Account Agreement; provided, however, that so long as no Event of Default by Assignor hereunder or under any of the other Loan Documents then exists, Assignor shall have a license (i) to collect all of the Rents so long as Assignor shall cause all such Rents collected to be deposited directly into the Collection Account in accordance with the terms of the Loan Agreement; and (ii) to otherwise deal with, and enjoy the rights of the lessor under, the Leases or in each of the foregoing cases, as otherwise permitted by the Loan Agreement and other Loan Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, and without the necessity of Assignee entering upon and taking and maintaining full control of the Property in person, by agent or by court-appointed receiver, the license referred to in paragraph (a) above shall immediately be revoked and Assignee shall have the right at its option, to exercise all rights and remedies contained in the Loan Agreement or any of the other Loan Documents, or otherwise available at law or in equity, except as such right may be limited therein.

          (c) Any Rents held or received by Assignor at any time shall be deposited directly into the Collection Account in accordance with the terms of the Loan Agreement.

          Section 4.  EFFECT ON RIGHTS UNDER OTHER DOCUMENTS.

          Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Loan Agreement or any of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of the Loan Agreement or any of the other Loan Documents. The rights of Assignee under the other Loan Documents may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents or grant of a security interest contained in the Mortgage or in any of the other Loan Documents.

          Section 5.  EVENT OF DEFAULT.

          Upon or at any time after the occurrence and during the continuance of an Event of Default, then in addition to and without limiting any of the Assignee's rights and remedies hereunder and under any of the other Loan Documents and as otherwise available at law or in equity:

          (a) Assignee may, at its option, without waiving such Event of Default and without regard to the adequacy of the security for the Debt, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past-due and unpaid, for application to the payment of the Debt in accordance with the terms of the Loan Agreement and Assignee may enter into, and to the extent that Assignor would have the right to do so, cancel, enforce or modify any Lease. The exercise by Assignee of the option granted it in this Section and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of

                                       3
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any Event of Default by Assignor under the Loan Agreement or any other Loan
Document;

          (b) Assignor hereby acknowledges and agrees that payment of any item by a Person to the Assignee as hereinabove provided shall constitute payment in full of such item of Rent by such Person, as fully and with the same effect as if it had been paid to Assignor; and

          (c) Assignee in respect of the Leases and Rents shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State in which such rights and remedies are properly asserted as described in Section 12(b) to the extent of such rights thereunder and additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be properly asserted.

          Section 6.  APPLICATION OF RENTS AND PROCEEDS.

          After the occurrence and during the continuance of an Event of Default, rents received or held by Assignor or Assignee shall be applied in accordance with the terms of the Loan Agreement.

          Section 7.  ATTORNEY-IN-FACT.

          Upon the occurrence and during the continuance of any Event of Default, Assignor hereby appoints Assignee the attorney-in-fact of Assignor to take any action and execute any instruments that Assignor is obligated, or has covenanted and agreed under the Loan Agreement or the other Loan Documents to take or execute, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing provisions of this Section 7, upon the occurrence and during the continuance of an Event of Default, Assignor does hereby irrevocably appoint the Assignee as its attorney-in-fact with full power, in the name and stead of Assignor to demand, collect, receive and give complete acquittance for any and all of the Rents now due or that may hereafter become due, and at the Assignee's discretion, to file any claim, to take any other action, to institute any proceeding or to make any settlement of any claim, either in its own name or in the name of Assignor or otherwise, which the Assignee may deem necessary or desirable in order to collect and enforce the payment of Rents.

          Section 8.  TERMINATION.

          The Assignee, by the acceptance of this Assignment, agrees that this Assignment shall terminate (i) when all of the Debt shall have been paid or defeased in full, and (ii) as to any portion of the Property that is released from the Mortgage, and the Assignee shall execute and deliver to Assignor, upon such termination such instruments of re-assignment and Uniform Commercial Code termination statements, all without recourse and without any representation or warranty whatsoever, as shall be reasonably necessary to evidence such termination or as otherwise reasonably requested by Assignor.

          Section 9.  EXPENSES.

          Assignor agrees to pay to the Assignee all actual and reasonable out-of-pocket expenses (including reasonable expenses for attorneys' fees and costs of every kind) of, or incident to, the enforcement of any of the provisions of this Assignment or performance by the Assignee of any obligation of Assignor hereunder which Assignor has failed or refused to perform.

          Section 10.  FURTHER ASSURANCES.

          Assignor agrees that, from time to time upon the reasonable written request of the Assignee, it will give, execute, deliver, file and/or record any financing statements, notice, document,

                                       4
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agreement or other instrument and do such other acts and things that may be necessary and desirable (in the reasonable judgment of the Assignee) to create, preserve, perfect or validate this Assignment, to enable Assignee to exercise and enforce its rights hereunder with respect to this Assignment or to otherwise carry out the purposes and intent of this Assignment.

          Section 11.  NO OBLIGATION BY THE ASSIGNEE.

          (a) By virtue of this Assignment, the Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Leases.

          (b) This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon the Assignee, nor shall it operate to make the Assignee responsible or liable for any waste committed on the Property by any tenant or other party in possession or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control thereof.

          Section 12.  MISCELLANEOUS.

          (a) No failure on the part of the Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Assignee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          (b) WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS ASSIGNMENT, THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN ALL MATTERS RELATING TO THIS ASSIGNMENT AND THE OTHER PROPERTY LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

          (c) All rights and remedies set forth in this Assignment are cumulative, and the Assignee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby; and no such right or remedy set forth in this Assignment shall be deemed exclusive of any of the remedies or rights granted to the Assignee in any of the Loan Documents. Nothing contained in this Assignment shall be deemed to limit or restrict the rights and remedies of the Assignee under the Loan Agreement or any of the other Loan Documents.

          (d) Assignor represents that it: (i) has been advised that Assignee engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Assignor or its affiliates; (ii) is represented by competent counsel and has consulted counsel before executing this Assignment; and (iii) has relied solely

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on its own judgment and on its counsel and advisors in entering into the transaction(s) contemplated hereby without relying in any manner on any statements, representations or recommendations of Assignee or any parent, subsidiary or affiliate of Assignee.

          Section 13.  NO ORAL CHANGE.

          This Assignment may not be amended except by an instrument in writing signed by Assignor and Assignee.

          Section 14.  SUCCESSORS AND ASSIGNS.

          Assignor may not assign its rights under this Assignment except as permitted under the Loan Agreement. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

          Section 15.  NOTICES.

          All notices, requests and other communications provided for herein shall be given or made in writing in the manner specified in the Loan Agreement.

          Section 16.    EXCULPATION.

          [Notwithstanding anything herein to the contrary, Assignee shall not enforce the liability and obligations contained in the Note, the Loan Agreement, this Assignment or the other Loan Documents except as provided in Section 9.4 of the Loan Agreement.] [THIS PARAGRAPH WILL BE DELETED IN BRIDGE LOAN DOCUMENTS.]

          Section 17.    CONFLICTS.

          In the event the terms of this Assignment conflict with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

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          IN WITNESS WHEREOF, this Assignment has been duly executed by the
Assignor as of the day and year first above written.


                         [_________________________], a [_____________________]

                         By: Horizon Group Properties, L.P., a Delaware limited partnership, its [_________]

                              By: Horizon Group Properties, Inc., a Maryland corporation, its general partner



                                   By:_______________________________
                                   Name:
                                   Title:

                                       7
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STATE OF                      )
                                         )    ss.:
COUNTY OF                     )


          This instrument has been acknowledged before me on this _____ day of , 1998, by ____________, the __________ of Horizon Group Properties,
Inc., a Maryland corporation, in its capacity as the general partner of Horizon Group Properties, L.P., a Delaware limited partnership, in its capacity as _______________ of _____________________ on behalf of such entity.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal of
office this ____ day of           , 1998.


                              _____________________________
                              Notary Public

[Notarial Seal]

                                       8
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                                   "EXHIBIT A"


                              Description of Property

                                       1